Exhibit 10.13

Notice of Grant of Stock Options

and Option Agreement

	139 Townsend Street
	San Francisco, CA 94107

Optionee	Option Number:	00003788
	Plan:	1997
	ID:	BOARD

Effective 11/3/2003, you have been granted a(n) Non-Qualified Stock Option to buy XX,XXX.XX shares of Micromuse Inc. (the Company) stock at $X.XXXXX per share.

The total option price of the shares granted is $XXX,XXX.XX.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
XX,XXX.XX	Monthly	11/3/2006	11/3/2013

Exercise Schedule: This option shall become vested and exercisable in 36 equal monthly installments over the three years of service measured from the Effective Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Please review the Stock Option Agreement that is included with this Notice of Grant of Stock Option.

By your signature and the Company’s signature on the Notice of Grant of Stock Options, and the Stock Option Agreement, Optionee understands and agrees that these options are granted under and governed by the terms and conditions of the Micromuse Inc. 1997 Stock Option/Stock Issuance Plan. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in this Agreement.

Micromuse Inc.	Date

Director Signature	Date

139 Townsend Street, San Francisco, CA 94107 Phone 415.538.9090 Fax 415.365.2403 MUSE TID#94-3288385

Notice of Grant of Stock Options

and Option Agreement

	139 Townsend Street
	San Francisco, CA 94107

Optionee	Option Number:	00003837
	Plan:	1997
	ID:

Effective 11/3/2003, you have been granted a(n) Non-Qualified Stock Option to buy XX,XXX.XX shares of Micromuse Inc. (the Company) stock at $X.XXXXX per share.

The total option price of the shares granted is $XXX,XXX.XX

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
XX,XXX.XX	On Vest Date	5/3/2004	11/3/2013
XX,XXX.XX	Monthly	11/3/2006	11/3/2013

Exercise Schedule: This option shall become exercisable with respect to (i) one-sixth (1/6) of the Option Shares upon Optionee’s completion of six (6) months of Service measured from the Effective Date and (ii) the balance of the Option Shares in a series of thirty (30) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the thirty (30)-month period measured from the six (6) month anniversary of the Effective Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Please review the Stock Option Agreement that is included with this Notice of Grant of Stock Option.

By signing the Notice of Grant of Stock Options, Optionee acknowledges that he or she understands and agrees that this option is granted under and governed by the terms and conditions of the Micromuse Inc. 1997 Stock Option/Stock Issuance Plan. Optionee further agrees to be bound by the terms of the Plan, the Notice, and the Stock Option Agreement.

Micromuse Inc.	Date

Optionee	Date

139 Townsend Street, San Francisco, CA 94107 Phone 415.538.9090 Fax 415.365.2403 MUSE TID#94-3288385